Exhibit 32.2
CERTIFICATION
     The undersigned, James S. Murphy, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The accompanying Annual Report on Form 10-KSB for the period ended June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2005

/s/ James S. Murphy

Chief Financial Officer
(Ex. 32.2) — 1